EXHIBIT 10.24

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME, EXCEPT UPON
(1) SUCH REGISTRATION, OR (2) DELIVERY TO THE ISSUER OF THIS NOTE OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR (3) THE SUBMISSION TO THE ISSUER OF THIS NOTE OF OTHER EVIDENCE, REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT ANY SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER WILL NOT BE IN VIOLATION OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR OTHER APPLICABLE SECURITIES LAWS OF ANY STATE, OR ANY RULES OR REGULATIONS PROMULGATED THEREUNDER.

THE PAYMENT OF THE PRINCIPAL OF, AND INTEREST ON, AND ALL OTHER AMOUNTS OWING IN RESPECT OF THE INDEBTEDNESS EVIDENCED BY, THIS NOTE, IS AND SHALL BE EXPRESSLY SUBORDINATED, TO THE EXTENT AND IN THE MANNER SET FORTH HEREIN AND, IF APPLICABLE, IN THAT CERTAIN SUBORDINATION AGREEMENT, OR ANY OTHER SUBORDINATION AGREEMENT NOW OR HEREAFTER EXECUTED, AMONG THE ISSUER OF THE NOTE, THE HOLDER, BANK OF AMERICA, N.A., FORMERLY KNOWN AS NATIONSBANK OF TEXAS, N.A., ITS SUCCESSORS OR ASSIGNS, OR ANY OTHER HOLDER OF SENIOR DEBT (COLLECTIVELY, "SENIOR CREDITOR"), (IN ANY SUCH EVENT, THE "SUBORDINATION AGREEMENT").


                       SENIOR SUBORDINATED PROMISSORY NOTE

$13,621,536.00                                                 JANUARY 31, 2000
                                                               CHICAGO, ILLINOIS

      FOR VALUE RECEIVED, the undersigned, CASTLE DENTAL CENTERS, INC., a Delaware corporation ("Company"), hereby unconditionally promises to pay to the order of ________________________________ ("Holder"), at Holder's office at
_____________________ or at such other place as Holder may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of THIRTEEN MILLION SIX HUNDRED TWENTY ONE THOUSAND FIVE HUNDRED THIRTY SIX AND NO/100 DOLLARS ($13,621,536.00), or, if less, the aggregate unpaid principal amount hereof, at such times as are specified in, and in accordance with the provisions of, the Senior Note Purchase Agreement (or hereinafter defined). This Senior Subordinated Promissory Note is referred to in and was executed and delivered pursuant to that certain Senior Subordinated Note Purchase Agreement of even date herewith (the "Note Purchase Agreement") among the Company, Holder and ________________________________, to
which reference is hereby made for a statement of the terms and conditions under which the senior subordinated loan evidenced hereby was made and is to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Note Purchase Agreement shall be used in this Senior Subordinated Promissory Note as defined in the Note Purchase Agreement.
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      The Company further promises to pay interest on the outstanding unpaid principal amount hereof, as provided in the Note Purchase Agreement, from the date hereof until payment in full hereof at the applicable rate specified in subsection 3.02(a) of the Note Purchase Agreement; provided, however, that if Holder so elects, following the occurrence and during the continuance of an Event of Default, the Company promises to pay to Holder interest on the unpaid principal amount hereof at the applicable rate specified in subsection 3.02(b) of the Note Purchase Agreement. Interest shall be payable in accordance with the provisions specified in subsection 3.02(c) of the Note Purchase Agreement, which specifies that accrued interest on the subordinated Notes shall be payable on each Quarterly Date, except that interest payable at the Post-Default Rate shall be payable from time to time on demand.

      If a payment hereunder becomes due and payable on a day that is not a Business Day, the payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest due on such succeeding Business Day. Checks, drafts or similar items of payment received by Holder shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by Holder, be given in accordance with the Note Purchase Agreement. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction determines is applicable hereto. In the event of any such determination, the provisions of subsection 5.03 of the Note Purchase Agreement shall govern and control.

      If any suit or action is instituted or attorneys are employed to collect this Senior Subordinated Promissory Note or any part thereof, the Company hereby promises and agrees to pay all costs of collection, including attorneys' fees and court costs.

      The Company and each endorser, guarantor and surety of this Senior Subordinated Promissory Note hereby waives presentment for payment, protest and demand, and notice of demand, protest, dishonor and nonpayment of this Senior Subordinated Promissory Note.

      THIS SENIOR SUBORDINATED PROMISSORY NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS. Whenever possible each provision of this Senior Subordinated Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Senior Subordinated Promissory Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Senior Subordinated Promissory Note. Whenever in this Senior Subordinated Promissory Note reference is made to Holder or the Company, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Senior Subordinated Promissory Note shall be binding upon and shall inure to the benefit of such successors and assigns. The Company's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Company.

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      IN WITNESS WHEREOF, the Company has executed this Senior Subordinated
Promissory Note as of the day and year first written above.

                                    CASTLE DENTAL CENTERS, INC., a Delaware
                                    corporation

                                    By:   _______________________________
                                    Name: Jack H. Castle, Jr.
                                    Title: Chairman and Chief Executive
                                           Officer